SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                  FORM 8-K/A
                               (Amendment No. 3)

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               November 18, 2010
               Date of Report (Date of Earliest Event Reported)

                             CASINO PLAYERS, INC.
            (Exact name of registrant as specified in its charter)


   Nevada			333-138251	54-2156042
   (State or other jurisdiction	(Commission 	(I.R.S. Employer
   of incorporation)		File Number)	Identification No.)

                            24 N. Commerce Parkway
                                   Suite 105
                               Weston, FL  33326
             (Address of principal executive offices and Zip Code)


                                (954) 684-8288
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:  Casino Players, Inc., a Nevada corporation (the
"Registrant"), is filing this Amendment No. 3 on Form 8-K/A (this "Amendment No., 3") to amend its Current Report on Form 8-K, which was filed on November 19, 2010 (the "Original Filing") and first amended on December 3, 2010 ("Amendment No. 1") and amended again on December 10, 2010 ("Amendment No. 2"), to include disclosure of the fact that, effective as of December 14, 2010, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of its former auditor, Larry O'Donnell, CPA, P.C. ("O'Donnell"), and that the O'Donnell's audit report, dated March 15, 2010, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern. Except as described above, no other changes have been made to Amendment No. 2 to the Original Filing.


ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 8, 2010, Larry O'Donnell, CPA, P.C. ("O'Donnell") resigned as the independent registered public accountant of Casino Players, Inc., a Nevada corporation (the "Company").

On October 19, 2010, the Public Company Accounting Oversight Board ("PCAOB") issued a Final Order revoking O'Donnell's registration with the PCAOB. The revocation of O'Donnell's registration with the PCAOB became effective as of December 14, 2010.

O'Donnell served as the certifying accountants for the Company's financial statements for the past two fiscal years of the Company. Except as noted below, O'Donnell's audit reports for the past two years (i.e., December 31, 2009 and 2008) did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

O'Donnell's audit report, dated March 15, 2010, on our financial statements for the fiscal years December 31, 2009 and December 31, 2008, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

From the date on which O'Donnell was engaged until the date of its resignation, there were no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of O'Donnell would have caused it to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in
Item 304(a)(1)(v), paragraphs (A) through (D), of Regulation S-K.

The Company had provided O'Donnell with a copy of the disclosures it is making in this Amendment No. 3 in response to Item 304(a) of Regulation S-K which is the same disclosure as the disclosure the Company made in Amendment No. 2.
The Company had also requested O'Donnell to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has filed such letter from O'Donnell as Exhibit 16.1 to Amendment No. 2.

On November 8, 2010, the Company engaged Malcolm L. Pollard ("Pollard"), as
the Company's independent public accountants.   Pollard been engaged to audit
the Company's financial statements for the fiscal year ending December 31, 2010 and to review the Company's unaudited financial statements for interim periods, commencing with the quarter ended September 30, 2010.

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Neither the Company nor anyone on its behalf consulted Pollard regarding (i)
either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

The decision to engage Pollard was approved by the Board of Directors on November 8, 2010.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
Number	Description

16.1*	Letter from Larry O'Donnell, CPA, P.C.

*Filed as an Exhibit to Amendment No. 2 to Form 8-K filed by the Company on December 10, 2010 and incorporated by reference herein.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASINO PLAYERS, INC.


Date: January 6, 2010	By:	/s/ WILLIAM G. FORHAN
				Name:	William G. Forhan
				Title:	Chief Executive Officer
				(Principal Executive and Principal
				Financial and Accounting Officer)


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